UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

#1897721 v.2

Check the appropriate box:

Preliminary Information Statement
Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
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Mirenco, Inc.
(Name of Registrant As Specified In Its Charter)

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Mirenco, Inc.

206 May Street

Radcliffe, Iowa 50230

NOTICE OF 2010 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Mirenco, Inc.:

The 2010 Annual Meeting of Shareholders of Mirenco, Inc., an Iowa company (the “Company”), will be held at the Mirenco corporate office, 206 May Street, Radcliffe, Iowa on November 12, 2010 at 1:30 PM Central Time for the following purposes:

1.

To elect directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors have been elected or appointed;

2.

To ratify the appointment of Stark Winter Schenkein & Co., LLP as the Company’s certified public accountants for its fiscal year ending December 31, 2010;

3.

To transact any and all other business that may properly come before the Meeting.

All stockholders as of the close of business on September 30, 2010 (the “Record Date”) or their duly appointed proxies, may attend the annual meeting.  Registration and seating will begin at 12:30 PM  If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the annual meeting.  If you wish to attend the meeting and need directions, please contact Ms. Hendrickson at the address, phone number or e-mail address stated above.

This year Mirenco will have Edwin Downer, General Manager Whayne Technology Division, presenting the progress that has been made through our Exclusive Distributor agreement with Whayne Supply Company.

By Order of the Board of Directors,

/s/  Dwayne Fosseen, President and Chief Executive Officer

October 5, 2010

This Notice of 2010 Annual Meeting and the attached Information Statement dated October 5, 2010 should be read in combination with Mirenco’s annual report on Form 10-K for the year ended December 31, 2009, and our quarterly reports for the periods ended March 31, 2010 and June 30, 2010.  Copies of these materials can be found at www.Mirenco.com.

MIRENCO, INC.

206 May Street

Radcliffe, Iowa 50230

Information Statement

For the Annual meeting of Stockholders to be held on

Friday, November 12, 2010 at 1:30 p.m. Central Time,

At the offices of the Company

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

Important Notice Regarding the Availability of Meeting Materials for the Shareholder Meeting To Be Held on November 12, 2010.

As permitted by federal securities laws, we are making the Annual Report on Form 10-K for the year ended December 31, 2009, and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010 available to our stockholders primarily via the Internet instead of mailing printed copies of these materials to each stockholders.  On or about October 5, 2010, we intend to mail to our stockholders (other than those who previously requested electronic or paper delivery) this Notice and Information Statement (“Notice”) containing instructions on how to access the meeting materials, including the Information Statement, Annual Report on Form 10-K for the year ended December 31, 2009, and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010.  We intend to make these materials available to our stockholders on or about October 5, 2010.

The Information Statement, Annual Report on Form 10-K for the year ended December 31, 2009, and the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010 and June 30, 2010 are available at: www.Mirenco.com.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 29, 2010 to facilitate timely delivery.

Our Information Statement on Schedule 14C; our annual report on Form 10K for the year ended December 31, 2009, is available at our Web site,  www.Mirenco.com. You may call Glynis Hendrickson, our CFO, at 800-423-9903 or e-mail her at ghendrickson@mirenco.com to request a copy of documents relating to our future security holder meetings as well as our meeting scheduled for November 12, 2010.

MIRENCO, INC.

206 May Street

Radcliffe, Iowa 50230

Information Statement

For the Annual meeting of Stockholders to be held on

Friday, November 12, 2010 at 1:30 p.m. Central Time,

At the offices of the Company

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

INFORMATION STATEMENT

Table of Contents

PAGE

INTRODUCTION

2

PROPOSAL 1—ELECTION OF DIRECTORS

3

PROPOSAL 2 - REAPPOINT CERTIFIED PUBLIC ACCOUNTANTS

7

AUDIT FEES……………………………………………………………………………………………7

EXECUTIVE COMPENSATION

8

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

9

DIRECTORS’ COMPENSATION

10

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND

MANAGEMENT

10

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

12

OTHER MATTERS

13

INTRODUCTION

This information Statement, dated October 5, 2010, is furnished in connection with the 2010 Annual Meeting of Shareholders of Mirenco, Inc. (the “Company”)’ to be held at the Mirenco corporate office, on November 12, 2010 at 1:30 PM, and any adjournments thereof (the “Annual Meeting”), for the purposes set forth in the notice of such meeting.

The approximate mailing date of the Notice regarding this Information Statement is October 5, 2010.

The complete mailing address of the Company’s principal executive office is P.O. Box 343, Radcliffe, Iowa 50230 (telephone: 1-800-423-9903).

Only shareholders of record at the close of business on September 30, 2010 are entitled to participate in the Annual Meeting and any adjournments thereof. At that record date, the following voting shares of the Company were outstanding:

CLASS

SHARES OUTSTANDING

VOTING

Common Shares

31,494,177

31,494,177

Holders of all common shares will vote together as a single class on all matters expected to be acted on at the Annual Meeting. Under the laws of the State of Iowa (in which the Company is incorporated), abstentions and broker non-votes are counted in determining the votes present at the Annual Meeting. As to Proposal #1, an abstention or broker non-vote has the same effect as a vote against the proposal.

Appraisal rights are not available to shareholders with respect to any matter expected to be acted upon at the Annual Meeting.

At the date hereof, management of the Company has no knowledge of any business other than that described in the notice for the Annual Meeting that will be presented for consideration at such Annual Meeting.

On April 15, 2010 the Company filed an Annual Report on Form 10-K for the year ended December 31, 2009 (the “Annual Report”), The audited financial statements for the years ended December 31, 2009 are included in the Annual Report. The Annual Report is not to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement, including the Exhibits hereto, contains statements that should be considered “forward-looking statements,” meaning they refer to possible future events or conditions. Such statements are generally identifiable by the words such as “plan,” “expect,” “estimate,” “budget” or similar words. THE ACHIEVEMENT OF CERTAIN RESULTS OR OTHER EXPECTATIONS CONTAINED IN SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS DESCRIBED TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY DOES NOT EXPECT OR INTEND TO ISSUE ANY UPDATES OR REVISIONS TO THOSE FORWARD-LOOKING STATEMENTS IF OR WHEN ITS EXPECTATIONS, OR EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH SUCH STATEMENTS ARE BASED OCCUR.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, the terms of all of the directors will expire. Under the laws of the State of Iowa (in which the Company is incorporated), the election of directors requires the affirmative vote of a plurality of the votes cast by the shares entitled to vote at the Annual Meeting, assuming the presence of a quorum. The holders of the Company’s common stock will vote as a single class on Proposal 1. The name and biography of each nominee is set forth below under “Nominees.”

Nominees

It is intended that four directors be elected to hold office until the 2011 Annual Meeting and until their successors shall have been duly elected and qualified. The nominees listed below have been designated as such by the Board of Directors, and all of the nominees have agreed to be candidates when the election is held. However, if for any reason a nominee is not a candidate at that time, a substitute nominee will be designated by the Company.

The nominees are currently directors of the Company.

Name Dwayne Fosseen Don D. Williams Merlin Hanson Timothy Neugent	Age 64 76 69 59	Position with the Company Chief Executive Officer, President, Chairman of the Board of Directors and Treasurer Director Director Director	Director Since February 21, 1997 June 1, 1998 August 11, 2003 September 10, 2003

Dwayne L. Fosseen, age 64, is founder, President, Chief Executive Officer, Chairman of the Board of Directors and a Principal Shareholder. Mr. Fosseen’s inventiveness and ingenuity have led to several patents that have been issued in the U.S., Canada and Mexico in the field of energy conservation. He also has two patents pending. Mr. Fosseen has personally been involved in major projects with the U.S. Department of Agriculture, U.S. Department of Energy, Iowa Corn Growers Board, National Bio Diesel Board and the Iowa Soybean Promotion Board. Mr. Fosseen has over 15 years experience in the field of heavy-duty engines and has directed major EPA testing efforts at Ortech Corporation, an international emissions testing company. Mr. Fosseen is also the principal in Fosseen Manufacturing & Development, Inc.

Don D. Williams, age 76, a lifelong resident of Williams, Iowa, has been involved in the grain business and is a major producer of livestock. Mr. Williams has also been associated with real estate as a licensed associate. Mr. Williams has served as an officer of the County Farm Bureau Board, Heart of Iowa Realtors Board, and the County Compensation and Extension Board. A director of the Company since June 1, 1998, Mr. Williams is also a veteran of the Korean War.

Merlin “Mert” Hanson, age 69, is a retired partner of RSM McGladrey, an international public accounting and business-consulting firm. He was a partner in the firm for 27 years, until his retirement in 1999. He developed expertise in SEC accounting, mergers, acquisitions, corporate reorganizations, and strategic planning during his more than 30 years with RSM McGladrey. Hanson served in many management positions and a four-year term on the board of directors of RSM McGladrey.

Hanson, who resides in Des Moines, served on many charitable and economic development organizations, including the Golden Circle Business Center and the Golden Circle Loan Guaranty Fund and was a consultant to the Iowa Department of Economic Development. Hanson has been a dedicated volunteer for Goodwill Industries, serving several terms as treasurer and chairman of the board of Goodwill Industries of Central Iowa. He also served nine years on the national board of Goodwill Industries International, including a term as chairman of the board.

Tim Neugent, age 59, is a talented executive with extensive experience as a hands-on manager in the areas of marketing, management, raising of capital and financing, as well as strategic planning and implementation.

Neugent, who resides in Des Moines, has served as Chief Executive and/or Consultant for a number of prominent Iowa companies. He currently serves as an officer or director of several Iowa voluntary organizations and was a recipient of the Ernst & Young Entrepreneur of the Year Award in 1996.

Executive Officers

The current executive officers of the Company are as follows:

Name	Age	Position Held with Company	Held Since

Dwayne Fosseen	64	Chief Executive Officer, President, Chairman of the Board of Directors and Treasurer	February, 1997
Glynis Hendrickson	50	Chief Financial Officer and Secretary	February, 2007
Daniel Bina	29	Chief Operations Officer	October, 2008

Each corporate officer was elected to hold office until he or she resigns or is removed by the Board of Directors.

For a biography of Dwayne Fosseen, see “Nominees” on page 3.

Glynis M. Hendrickson, age 50, became Chief Financial Officer in February, 2007.  Mrs. Hendrickson graduated from the University of Northern Iowa in 1996.  Ms. Hendrickson has been employed by Mirenco, Inc. since 2004.   Prior to that, Ms. Hendrickson was employed by Heartland Pork Enterprises.  Ms. Hendrickson has 8 years of accounting experience in the manufacturing industry prior to coming to Mirenco.

Daniel Bina, age 29, became Chief Operations Officer in October of 2008.  Mr. Bina holds a degree in Mechanical Engineering from Iowa State University.  Mr. Bina joined the Mirenco team in 2003 as an engineer.  Mr. Bina was promoted to Chief Engineer in 2005 and most recently promoted to Chief Operations Officer in October of 2008.

STRUCTURE AND PRACTICES OF THE BOARD OF DIRECTORS

Corporate Structure and Board Composition

The Company is incorporated under the laws of the State of Iowa.  Our Common Stock trades on the Bulletin Board under the symbol “MREO.OB.”   Mr. Dwayne Fosseen serves as both our Chief Executive Officer and President and the Chairman of the Board. We believe that combining the role of chairman and CEO is appropriate for our operations because Mr. Fosseen is most familiar with our business strategy and our industry. We also believe that the combined role of chairman and CEO facilitates the flow of information between the board and management and helps promote effective corporate governance. We do not have a lead independent director, but have independent board members that bring experience, oversight and expertise from outside the Company and our industry.

Corporate Governance Guidelines

The Board has adopted a written policy on Insider Trading and a Code of Ethics.   We have made available copies of our Insider Trading Policy and Code of Ethics on our website at www.mirenco.com.  Copies of these documents may also be obtained by sending a request in writing to the Company’s corporate office at 206 May Street, Radcliffe, Iowa  50230.

Board Committees

We have a standing audit committee and a standing compensation committee.  The Board as a whole acts as the nominating committee.  Because the small size of our Board, we have determined that a separate committee is not needed at this time.  We do not have a formal policy regarding the consideration of any director candidate proposed by shareholders.  Any such proposal should be communicated to our Chief Financial Officer as described below under “Communication with the Board.”

Audit Committee.

Directors Merlin Hanson and Tim Neugent constitute  the membership of the Audit Committee, both of whom are considered independent as they are not officers or employees of the Company, have no business transactions with the Company and each beneficially owns less that 2% of the Company’s outstanding equity secuirites.  Mr. Hanson is considered the financial expert on the audit committee.  He is a retired partner of RSM McGladrey, a public accounting firm.

The audit committee is appointed by the Board of Directors to assist the Board in fulfilling its responsibilities for oversight of:

•

The integrity of the Company's financial statements and financial reporting process;

•

The Company's compliance with legal and regulatory requirements;

•

The independent auditors' qualifications, independence and performance; and

•

Communication among the independent auditors, management and the Board of Directors.

The audit committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization.

Compensation Committee.  The Board has established a compensation committee consisting of two directors,  Donald Williams, and Timothy Neugent, both of whom we consider to be independent directors.  Currently the compensation committee does not have a charter.

Meetings of the Board

Special meetings of the Board are held as necessary.  In addition, management and the directors communicate informally on a variety of topics, including suggestions for Board agenda items, recent developments, and other matters of interest to the directors.  Each director has full access to management.

 Directors are expected to attend all meetings of the Board.  During 2009, the Board held 1 meeting. Dwayne Fosseen also corresponds with the board members each week with company updates via email.   Each director attended the meeting of the Board of Directors.

We have no formal policy with respect to director attendance at the annual meeting of shareholders.  All members of the Board of Directors attended the annual meeting held December 19, 2009.

Communication with the Board

Shareholders, or anyone else wishing to contact the Board directly, may send a written communication to Glynis Hendrickson, Chief Financial Officer, 206 May Street, Radcliffe, Iowa 50230.  Ms. Hendrickson will forward such correspondence only to the intended recipients, whether the entire Board or only an individual Board member.  However, prior to forwarding any correspondence, Ms. Hendrickson will review such correspondence and, in her discretion, may not forward certain items if they are deemed to be of a commercial nature or sent in bad faith.

Director Independence

Directors Donald Williams, Merlin Hanson, and Timothy Neugent are considered independent, as that term is defined by the American Stock Exchange listing standards.  Our shares are currently traded on the OTC Bulletin Board.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

The Company’s board of directors, having declared its advisability, submits for shareholder ratification of a proposal to reappoint Stark Winter Schenkein & Co., LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2010. Since representatives from Stark Winter Schenkein & Co., LLP will not be attending the annual meeting of Mirenco, Inc. on December 19, 2010, they will be unable to answer questions posed by shareholders at that time.

Under the laws of the State of Iowa (in which the Company is incorporated), if a quorum exists, this reappointment will be approved if the votes cast at the Annual Meeting favoring the proposal exceed the votes cast opposing the proposal.

Audit Fees

Fees billed by Stark Winter Schenkein & Co., LLP and fees incurred, for professional services are estimated to be $38,135for the year ended December 31, 2009 and $37,000 for the year ended December 31, 2008, including fees associated with the annual audit and review of the quarterly reports on Form 10-Q.  Fees for these services are billed as incurred and recorded by the Company as invoices are received.

Tax Fees

$0  in fees were billed by Stark Winter Schenkein & Co., LLP for tax services in 2009 and $0 in fees were billed by Stark Winter Schenkein & Co., LLP for tax services in 2008.

All other Fees

No fees were billed by Stark Winter Schenkein & Co., LLP, for professional services rendered during the fiscal years ended December 31, 2009 and December 31, 2008 other than those specified above.

On September 29, 2010, the Board of Directors voted to engage Stark Winter Schenkein & Co., LLP to audit the Company’s financial statements for the year ended December 31, 2010.

REPORT OF THE AUDIT COMMITTEE

The audit committee has provided the following report:

Stark Winter Schenkein & Co. is responsible for performing an integrated audit and issuing reports and opinions on the Company’s consolidated financial statements.

Stark Winter Schenkein & Co. provided to us the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with Stark Winter Schenkein & Co. its independence.

The board reviewed and discussed the 2009 consolidated financial statements with management.   Management represented to us that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

Merlin Hanson

Timothy Neugent

The Audit Committee Report will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the same by reference.

OTHER BUSINESS

The Company does not know of any other business at the time of printing of this document that will be presented for consideration at the Annual Meeting. However, if any other business should come before the Annual Meeting, management of the Company will have discretion to act in accordance with its best judgment.

SUPPLEMENTAL DISCLOSURES

Summary Executive Compensation

The table below sets forth a summary of the compensation earned by our principal executive officer and the most highly paid executive officers serving as such at the end of 2009 whose salary, bonus and stock awards exceeded $100,000 for the year ended December 31, 2009 (the "Named Executive Officers).

Summary Compensation Table

Name and principal position (a)	Year (b)	Salary ($) (c)	Option Awards ($) (f)	All Other Compensation ($)	Total ($) (j)
Dwayne Fosseen, PEO	2009 2008	$65,000 $ 65,000	$ 120 $ 600	$ 0	$65,120 $65,600

Mr. Fosseen was granted options to purchase 1,000 shares of our common stock on September 30, 2009 at an exercise price of $0.12 per share.

Outstanding Equity Awards at Fiscal Year-End

There were no stock option exercises by executive officers during the year ended December 31, 2009. Set forth in the table below is information, with respect to the Named Executive Officer, as to (a) the total number of unexercised options held on December 31, 2009, separately identified between those exercisable and those not exercisable; and (b) the aggregate value of in-the-money, unexercised options held on December 31, 2009, separately identified as those exercisable and those not exercisable.

 [Glynis – you can eliminate columns in the table below that have nothing “0” in them.]

Name	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
(a)	(#)	($)	(f)	(#)	($)
	Exercisable	(e)		(g)	(h
	(b)

Dwayne Fosseen, PEO	1,000	0.5	01/31/14	0	0
	1,000	0.375	01/31/14	0	0
	1,000	0.375	01/31/14	0	0
	1,000	0.28	01/31/14	0	0
	1,000	0.25	01/31/14	0	0
	1,000	0.3125	01/31/14	0	0
	1,000	0.1563	01/31/14	0	0
	1,000	0.275	01/31/14	0	0
	1,000	0.375	01/31/14	0	0
	1,000	0.2625	01/31/14	0	0
	1,000	0.25	01/31/14	0	0
	1,000	0.2125	01/31/14	0	0
	2,000	0.16	01/31/14	0	0
	1,000	0.28	01/31/18	0	0
	1,000	0.12	01/31/18	0	0
	1,000,000	0.25	no expiration date	0	0
	370,000	0.15	no expiration date	0	0

Compensation of Directors

Name (a)	Option Awards ($) (d)	All Other Compensation ($) (g)	Total ($) (j)
Dwayne Fosseen, Director	*	*	*
Merlin Hanson, Director	$120	$	$
Donald Williams, Director	$120	$	$
Timothy Neugent, Director	$120	$	$

*included above in the Summary Compensation Table.

In addition, stock options for 1,000 shares were granted to each of the Directors in lieu of fees for each fiscal year starting with the March 2005 Directors’ Meeting. [Not sure what is meant by “In addition” – was there compensation other than options?  If so, need to include that in the table above.]

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the individuals serving on the Board of Directors, the Company’s executive officers and significant employees, and information with respect to the number of shares of the Company’s common stock beneficially owned by each of them directly or indirectly, as of September 30, 2010. The number of shares beneficially owned includes shares, if any, held in the name of the spouse, minor children, or other relatives of the individual living in his home, as well as shares, if any, held in the name of another person under an arrangement whereby the individual enjoys the right to vote or the use of the income, or whereby the individual can vest or re-vest title in himself or herself at once or at some future time.

Name, Position and Address	Amount Beneficially		Percent
of Beneficial Owner	Owned		of Class

Dwayne Fosseen, Director, Chairman of the Board	10,920,296	(b)	33.15%
and Chief Executive Officer
206 May Street
Radcliffe, IA 50230

Glynis M. Hendrickson, Secretary	76,500	(c)	0.24%
and Chief Financial Officer
206 May Street
Radcliffe, IA 50230

Don Williams, Director	420,700	(d)	1.33%
206 May Street
Radcliffe, IA 50230

Tim Neugent, Director	49,000	(e)	0.16%
206 May Street
Radcliffe, IA 50230

Merlin Hanson, Director	20,000	(f)	0.06%
206 May Street
Radcliffe, IA 50230

Daniel Bina, Chief Operating Officer	6,000	(g)	0.02%
206 May Street
Radcliffe, IA 50230
All Directors and Officers as a group
(6 persons)	11,492,496		36.49%

Robert Glace	7,076,460		22.47%

Total number of shares outstanding 9/30/2010	31,494,177
Total options outstanding	563,560
Total warrants outstanding	1,646,000

Total shares, options and warrants	33,703,737

(a)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock which are purchasable under warrants which are currently exercisable, or which will become exercisable no later than 60 days after October 29, 2010, are deemed outstanding for computing the percentage of the person holding such warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(b)

Mr. Fosseen’s beneficial ownership also includes 15,000 shares of Common Stock issuable upon exercise of Common Stock purchase options and 1,370,000 shares of Common Stock issuable upon exercise of Common Stock purchase warrants.

(b)

Glynis Hendrickson’s beneficial ownership includes 76,500 shares of Common Stock issuable upon exercise of Common Stock purchase options.

(d)

Don William’s beneficial ownership includes 23,000 shares of Common Stock issuable upon exercise of Common Stock purchase options.

(e)

Tim Neugent’s beneficial ownership includes 19,000 shares of Common Stock issuable upon exercise of Common Stock purchase options.

(f)

Merlin Hanson’s beneficial ownership includes 20,000 shares of Common Stock issuable upon exercise of Common Stock purchase options.

(g) Daniel Bina’s beneficial ownership includes 6,000 shares of Common Stock issuable upon exercise of Common Stock purchase options.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the fiscal year ended December 31, 2009, and Forms 5 and amendments thereto furnished to the Company with respect to the fiscal year ended December 31, 2009, the following table identifies any director, officer or beneficial owner of more than ten percent of the Company’s common stock who failed to file on a timely basis reports required by section 16(a) of the Exchange Act.

Number of

Transactions

Not Reported

Known

Number of

on a Timely

Failure to

Reporting Person

Late Reports

Basis

File

Dwayne Fosseen, CEO, Board Chairman and treasurer

0

0

None

Don Williams, Director

0

0

None

Merlin Hanson, Director

0

0

None

Tim Neugent, Director

0

0

None

Robert Glace                                                                                0                            0                         None

Certain Relationships and Related Transactions

The Company purchased services from several entities with direct relationships to an officer of the Company.  Such expenses totaled $9,600 and $9,600 for the years ended December 31, 2009 and 2008, respectively. This is rent paid to Dwayne Fosseen for the shop building.

On April 30, 1999, the Company entered into an agreement to acquire patents and trademarks for an initial price of $25,000 from a company whose stockholders have controlling ownership in the Company.  The patents and trademarks were recorded as a lump-sum purchase at the affiliate’s carrying value, $9,800, at the date of purchase.  The remaining $15,200 was recorded as a distribution to stockholders.  In July 2000, upon the completed sale of 1,000,000 shares of stock to the public and in accordance with the patent purchase agreement a payment of $225,000 was paid and was accounted for as a distribution to stockholders.  Also, the agreement provides for royalty payments in the amount of 3% of gross sales (including product sales, service revenues, and all revenues from sales of patent rights) for the 20 years that began November 1, 1999.  This agreement can be terminated by the seller if the Company fails to make the above payments or becomes insolvent.  From January 1, 1999 to October 31, 1999, the Company paid royalties for the use and potential marketing of the patents to the company that owned the patents based on 3% of sales calculated at an established unit price ($495) and minimum quantities (40 to 80 units per month), with payments generally made quarterly. The Company incurred royalty expense to a company partially owned by the majority stockholder of the Company for the years ended December 31, 2009 and 2008 in the amounts of $10,102and $25,356 respectively.

OTHER MATTERS

Annual Report and Financial Statements

Our 2009 Annual Report, which includes our audited financial statements for the fiscal year ended December 31, 2009, is available on our Website www.mirenco.com.   The 2009 Annual Report includes our Annual Report on Form 10-K for the year ended December 31, 2009, which has been filed with the Securities and Exchange Commission (“SEC”).  Copies of our quarterly reports on Form 10-Q for the quarters ended March 31, 2010 and  June 30, 2010 are also available on our website.

For information on how to obtain additional copies, please see “Where You Can Find Additional Information,” below.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, information statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC’s public reference room located at 100 F Street, N.E., Washington, D.C., 20549. Please call the SEC at 1-800-SEC-0330 for further information on the SEC’s public reference rooms. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.

Any person, including any beneficial owner, to whom this Information Statement is delivered may request copies of our periodic reports, information statements or other information concerning us, without charge, by written request, directed to Glynis M. Hendrickson, Secretary, Mirenco, Inc., PO Box 343, Radcliffe, Iowa  50230 or by telephone at (515) 899-2164.  If you would like to request documents, please do so by October 29, 2010 in order to receive them before the Annual Meeting.   Our periodic reports are also available on our website:  www.mirenco.com.

THIS INFORMATION STATEMENT IS DATED OCTOBER 29, 2008. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ABOVE, UNLESS EXPRESSLY PROVIDED, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Dwayne Fosseen

President

Radcliffe, Iowa

October 5, 2010

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